Supplement to the John Hancock Income Funds Prospectus
                              dated October 1, 2003


John Hancock High Yield Bond Fund


The first paragraph of the "Goal and Strategy" section on page 10 has been deleted and replaced with the following:

     The fund seeks high current income. Capital appreciation is a secondary goal. In pursuing these goals, the fund normally invests at least 80% of its assets in U.S. and foreign high yield bonds and other debt securities rated BB/Ba or lower and their unrated equivalents. These may include, but are not limited to, domestic and foreign corporate bonds, debentures and notes, convertible securities, preferred securities, and domestic and foreign government obligations. No more than 10% of the Fund's total assets may be invested in securities that are rated in default by S&P or by Moody's. There is no limit on the fund's average maturity.





February 2, 2004